SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund
(the "Fund")

Supplement Dated August 30, 2024
to the Prospectus (the "Prospectus"), dated September 30, 2023, as amended on November 8, 2023, November 30, 2023, December 18, 2023, January 8, 2024, January 18, 2024, May 1, 2024, May 6, 2024, May 20, 2024 and May 21, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Effective immediately, S. Kenneth Leech no longer serves as a portfolio manager for Western Asset Management Company, LLC and Western Asset Management Company Limited, each a sub-adviser to the Fund, and John L. Bellows no longer serves as a portfolio manager for Western Asset Management Company, LLC, a sub-adviser to the Fund. As such, all references to S. Kenneth Leech and John Bellows are hereby deleted from the Prospectus. Additionally, Michael Buchanan is now a portfolio manager for Western Asset Management Company, LLC and Western Asset Management Company Limited.

In the Fund Summary of the Fund, under the heading titled "Management," in the table under the sub-heading titled "Sub-Advisers and Portfolio Managers," in the rows titled "Western Asset Management Company, LLC" and titled "Western Asset Management Company Limited," the following text is hereby added in the appropriate alphabetical order thereof:

Portfolio Manager	Experience with the Fund	Title with Adviser
Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer, Portfolio Manager

Under the section titled "Investment Adviser," the paragraphs related to Western Asset Management Company, LLC and Western Asset Management Company Limited are hereby deleted and replaced with the following:

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer Michael C. Buchanan, CFA and Portfolio Managers Mark S. Lindbloom, Julien Scholnick, CFA and Frederick R. Marki, CFA, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Scholnick, and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Buchanan, Lindbloom and Marki joined Western Asset as Portfolio Managers in 2005. Mr. Scholnick joined Western Asset as a Portfolio Manager in 2003.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer Michael C. Buchanan manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Buchanan joined Western Asset as a Portfolio Manager in 2005.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1538 (08/24)